UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 30, 2020
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware		1-8606	23-2259884
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas			10036
New York,	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
2.375% Notes due 2022	VZ22A	New York Stock Exchange
0.500% Notes due 2022	VZ22B	New York Stock Exchange
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
Attached as an exhibit hereto are a press release and financial tables dated January 30, 2020 issued by Verizon Communications Inc. (Verizon).
Non-GAAP Measures
Verizon’s press release and financial tables include financial information prepared in conformity with generally accepted accounting principles in the United States (GAAP) as well as non-GAAP financial information. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon's GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that non-GAAP measures provide relevant and useful information, which is used by management, investors and other users of our financial information in assessing both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.
EBITDA and EBITDA Margin Related Non-GAAP Measures
Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA), Consolidated EBITDA Margin, Segment EBITDA and Segment EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating operating profitability on a more variable cost basis as they exclude depreciation and amortization expense related primarily to capital expenditures and acquisitions that occurred in prior periods, as well as in evaluating operating performance in relation to Verizon’s competitors.
Consolidated EBITDA is calculated by adding back interest, taxes and depreciation and amortization expense to net income. Consolidated EBITDA Margin is calculated by dividing Consolidated EBITDA by consolidated operating revenues.
Segment EBITDA is calculated by adding back segment depreciation and amortization expense to segment operating income. Segment EBITDA Margin is calculated by dividing Segment EBITDA by segment total operating revenues.
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin Related Non-GAAP Measures
Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin are non-GAAP financial measures that we believe provide relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. We believe that Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margin are used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation policies. Further, the exclusion of non-operational items and special items enables comparability to prior period performance and trend analysis.
Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of the following non-operational items: equity in losses and earnings of unconsolidated businesses and other income and expense, net, and the following special items: impairment charges, severance charges, product realignment charges, acquisition and integration related charges and net gain from dispositions of assets and businesses. The impairment charges relate to goodwill impairment charges recognized in 2019 and 2018 as a result of the Company's annual goodwill impairment testing of its media business, Verizon Media, and the impairment charge of an investment in a media joint venture in 2019. Severance charges recorded during 2019 and 2018 relate to headcount reduction initiatives. Product realignment charges recorded primarily relate to the discontinuation of the go90 platform and associated content. Acquisition and integration related charges represent transaction expenses related to business acquisitions and incremental expenses directly incurred to integrate the acquired businesses into our operations. Net gain from dispositions of assets and businesses relates to the sale of various real estate properties and businesses.
Consolidated Adjusted EBITDA Margin is calculated by dividing Consolidated Adjusted EBITDA by Consolidated Operating Revenues.
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio
Net Debt and Net Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its debt.
Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Net Debt to Consolidated Adjusted EBITDA Ratio is calculated by dividing Net Debt by Consolidated Adjusted EBITDA. For purposes of Net Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months.
Net Unsecured Debt and Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio
Net Unsecured Debt and Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its unsecured debt from continuing operations.
Net Unsecured Debt is calculated by subtracting secured debt and cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio is calculated by dividing Net Unsecured Debt by Consolidated Adjusted EBITDA. For purposes of Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months.

Adjusted Earnings per Common Share (Adjusted EPS) and Adjusted EPS Growth Forecast

Adjusted EPS and Adjusted EPS Growth Forecast are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating our operating results and understanding our operating trends without the effect of special items which could vary from period to period. We believe excluding special items provides more comparable assessment of our financial results from period to period.

Adjusted EPS is calculated by excluding from the calculation of reported EPS the effect of the following special items: severance, pension and benefits charges, acquisition and integration related charges, impairment charges, Historical Wireless legal entity restructuring, early debt redemption costs, disposition of preferred stock, net gain from dispositions of assets and businesses, and product realignment charges.

We have not provided a reconciliation for our Adjusted EPS Growth Forecast because we cannot, without unreasonable effort, predict the special items that could arise during 2020.

Adjusted Effective Income Tax Rate Attributable to Verizon Forecast (Adjusted ETR Forecast)

Adjusted ETR Forecast is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in assessing our effective income tax rate without the effect of special items which could vary from period to period. Adjusted ETR Forecast is calculated by dividing the Provision for income taxes by Net Income attributable to Verizon before tax after adjusting for the impact of special items.

We have not provided a reconciliation for our Adjusted ETR Forecast because we cannot, without unreasonable effort, predict the special items that could arise during 2020.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that reflects an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. We believe it is a more conservative measure of cash flow since capital expenditures are necessary for ongoing operations. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments made on finance lease obligations or cash payments for acquisitions of businesses or wireless licenses. Therefore, we believe it is important to view free cash flow as a complement to our entire consolidated statements of cash flows.

Free cash flow is calculated by subtracting capital expenditures (including capitalized software) from net cash provided by operating activities.

Supplemental Information - Wireless and Wireline
The Wireless and Wireline segment results included in the schedules accompanying this Report are non-GAAP financial measures that we believe provide relevant and useful information to investors and other users of our financial information in reconciling the results of our new segments, Verizon Consumer Group and Verizon Business Group, effective as of April 1, 2019, to the historical presentation of our segment results prior to our strategic reorganization. This supplemental operating information is also provided to help investors and users understand trends in our new segment results.

The Wireless and Wireline segment results are calculated by adjusting total reportable segments operating revenues and operating expenses for intersegment transactions that have been eliminated under the new structure, and the impact of VZ Connect and other early-stage development businesses previously included in Corporate. Total reportable segments operating revenues and operating expenses are calculated by aggregating the total operating revenues and operating expenses of Verizon Consumer Group and Verizon Business Group. This supplemental operating information should be considered in addition to, but not as a substitute for, our segment financial information.
Wireless EBITDA, Wireless EBITDA Margin, Wireline EBITDA and Wireline EBITDA Margin are non-GAAP financial measures that we believe are useful to management, investors and other users of our financial information in evaluating operating profitability on a more comparable basis with prior period results. The lack of comparability results from the implementation of certain new accounting standards on a prospective basis.
Wireless EBITDA and Wireline EBITDA are calculated by adding back depreciation and amortization expense to their respective segment operating income. Wireless EBITDA Margin and Wireline EBITDA Margin are calculated by dividing Wireless EBITDA by Wireless total operating revenues and Wireline EBITDA by Wireline total operating revenues, respectively.
See the accompanying schedules for reconciliations of non-GAAP financial measures to GAAP.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99	Press release and financial tables, dated January 30, 2020, issued by Verizon Communications Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	January 30, 2020	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99	Press release and financial tables, dated January 30, 2020, issued by Verizon Communications Inc.

104	Cover Page Interactive Data File (formatted as inline XBRL).